DRIVEWEALTH ETF TRUST

Supplement dated May 10, 2024 to the

DriveWealth NYSE 100 Index ETF,

formerly DriveWealth ICE 100 Index ETF (the “Fund”),

Summary Prospectus dated April 24, 2023,

as supplemented October 19, 2023

Index Name

All references to DriveWealth NYSE 100 Index are deleted and replaced with NYSE DriveWealth 100 Index.

Shareholders should retain this Supplement for future reference.